                                                                  Exhibit 10.66

                            ASSIGNMENT FOR SECURITY
                            -----------------------

                                 (TRADEMARKS)
                                  ----------



          WHEREAS, Overhill Farms, Inc. (the "Assignor") has adopted, used and is using the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "Trademarks");

          WHEREAS, the Assignor has entered into a Security Agreement dated as of December __, 1997 (the "Security Agreement") in favor of The Long Horizons Fund, L.P. (the "Assignee");

          WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks together with the good-will of the business symbolized by the Trademarks and the applications and restrictions thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grant to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of December __, 1997.



                                   OVERHILL FARMS, INC.

                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------
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STATE OF ___________
                        ss.:
COUNTY OF __________


          On this ____ day of _______________, 1997, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of Overhill Farms, Inc., a Nevada corporation, and that he executed the foregoing instrument in the firm name of Overhill Farms, Inc., and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                     -------------------------------------------

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY

                    (TRADEMARKS AND TRADEMARK APPLICATIONS)
                     -------------------------------------